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                                                                 Exhibit (19)(e)

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Registration Statement on Form N-1A, File No. 33-34154, filed under the Securities Act of 1933, as amended, of The Riverfront Funds.

                                                      BAKER & HOSTETLER LLP

Columbus, Ohio
December 19, 1997